FIRST AMENDMENT TO SALE CONTRACT
                        --------------------------------
     THIS FIRST AMENDMENT TO SALE CONTRACT (this "AMENDMENT") is made and entered into as of the 1st day of May, 2002, by and between (i) INTEGRATED LIVING COMMUNITIES OF ALEXANDRIA, L.L.C., INTEGRATED LIVING COMMUNITIES OF LAKE CHARLES, L.L.C., INTEGRATED LIVING COMMUNITIES OF LAFAYETTE, L.L.C., INTEGRATED LIVING COMMUNITIES OF HENDERSON, L.P., INTEGRATED LIVING COMMUNITIES OF OAKWELL, L.P., INTEGRATED LIVING COMMUNITIES OF SAN ANTONIO, L.P., AND INTEGRATED LIVING COMMUNITIES OF MCKINNEY, L.P. (each a "SELLER" and collectively, the "SELLERS"), and (ii) EMERITUS CORPORATION ("BUYER").

                                    RECITALS
                                    --------

     A. Sellers and Buyer entered into that certain Sale Contract dated April 4, 2002 (the "SALE CONTRACT"), under which terms and conditions were set forth for Sellers to sell and Buyer to purchase Sellers' interest in the Facility Leases and the Facilities (capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Sale Contract).

B. HRT has not delivered the Required Consent as of the date hereof, which is a mutual condition precedent to closing under Section 12 of the Sale Contract, and Sellers and Buyer mutually desire to extend the Closing Date with respect to the Facilities leased from HRT under the terms and conditions set forth below.

C. An affiliate of Sellers, Integrated Living Communities, L.L.C., a Delaware limited liability company ("ILC"), leases nine vehicles pursuant to a Motor Vehicle Lease Agreement dated March 11, 1998 by and between ILC and NationsBanc Leasing Corporation ("LEASE AGREEMENT"). Seven of the vehicles (the "LEASED FACILITY VEHICLES") benefit the Facilities (one vehicle is allocated to each Facility), and Sellers and Buyer mutually desire to describe the accounting treatment which will be accorded to the Leased Facility Vehicles under the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Recitals.  The recitals set forth above are hereby incorporated as if set
       --------
     forth  herein  in  their  entirety.
2.     Amendment  to  Closing Date.  Section 6(a) of the Sale Contract is hereby
       ---------------------------
amended to provide that the Closing Date with respect to the Facilities leased from HRT shall mean the earlier to occur of the date on which the conditions precedent to closing set forth in Section 12 of the Sale Contract are satisfied or May 10, 2002 (provided that in no event shall either Sellers or Buyer be required to close unless the conditions precedent in Section 12 of the Sale
Contract which are applicable to each of their obligations to close are satisfied). Provided that the Closing Date for the Facilities leased from HRT shall occur on or before May 10, 2002, for purposes of determining Sellers' obligation to fund Operating Losses, as described in Section 4 of the Sale Contract, and determining prorations, as described in Section 6(d) of the Sale
Contract, the Closing Date shall be deemed to have occurred on May 1, 2002 ("DEEMED CLOSING DATE"). Notwithstanding the immediately preceding sentence, the Closing Documents shall be dated as of the actual Closing Date, not the Deemed Closing Date; and the term "Closing Date", for all purposes other than those described in the immediately preceding sentence, shall be the actual Closing Date and not the Deemed Closing Date. If the Closing Date shall not have occurred on or before May 10, 2002, then the Closing Date shall be further extended to June 1, 2002.
3.     Leased Facility Vehicles.  Payments made for debt service and/or lease or
       ------------------------
sublease payments with respect to the Leased Facility Vehicles (regardless of whether such payments are made to the lender under the Lease Agreement because the Lease Agreement has been assigned by ILC to Buyer or to ILC because the Leased Facility Vehicles have been subleased by ILC to Buyer), as well as any vehicles leased in substitution for a Leased Facility Vehicle because the lender under the Lease Agreement did not permit the assignment of the Lease Agreement with respect to the Leased Facility Vehicles or the sublease of the Leased Facility Vehicles, and payments made with respect to the exercise of a purchase option on the Leased Facility Vehicles shall each be considered a facility expense, which may be included in calculating Operating Losses as described in
Section  4(a)  of  the  Sale  Contract.
4.     Counterparts;  Facsimile  Signatures.  This  Amendment may be executed in
       ------------------------------------
counterparts which together will constitute one agreement. For purposes of determining the enforceability of this Amendment, facsimile signatures shall be deemed originals.
5.     Successors  and  Assigns.  This Amendment shall be binding upon and inure
       ------------------------
to  the  benefit  of  the  parties  and  their  successors  and  assigns.
6.     Ratification.  All  terms and conditions of the Sale Contract not amended
       ------------
pursuant to this Amendment are hereby ratified and confirmed and remain in full force and effect.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment as of the day and year first above stated.

SELLERS:
-------

INTEGRATED  LIVING  COMMUNITIES  OF  ALEXANDRIA,  L.L.C.


By:     /s/    Jon  A.  DeLuca
     Jon  A.  DeLuca
     Vice  President  and  Chief  Financial  Officer


INTEGRATED  LIVING  COMMUNITIES  OF  LAKE  CHARLES,  L.L.C.


By:     /s/    Jon  A.  DeLuca
     Jon  A.  DeLuca
     Vice  President  and  Chief  Financial  Officer


INTEGRATED  LIVING  COMMUNITIES  OF  LAFAYETTE,  L.L.C.


By:     /s/    Jon  A.  DeLuca
     Jon  A.  DeLuca
     Vice  President  and  Chief  Financial  Officer


INTEGRATED  LIVING  COMMUNITIES
OF  HENDERSON,  L.P.

By:     Integrated  Living  Communities  of     Henderson  Gen-Par,  L.L.C.
     General  Partner


     By:          /s/    Jon  A.  DeLuca
          Jon  A.  DeLuca
          Vice  President  and  Chief  Financial
          Officer

                       [signatures continue on next page]
INTEGRATED  LIVING  COMMUNITIES
OF  OAKWELL,  L.P.

By:     Integrated  Living  Communities  of  Oakwell     Gen-Par,  L.L.C.
     General  Partner


     By:          /s/    Jon  A.  DeLuca
          Jon  A.  DeLuca
          Vice  President  and  Chief  Financial
          Officer


INTEGRATED  LIVING  COMMUNITIES
OF  SAN  ANTONIO,  L.P.

By:     Integrated  Living  Communities  of  San     Antonio  Gen-Par,  L.L.C.
     General  Partner


     By:          /s/    Jon  A.  DeLuca
          Jon  A.  DeLuca
          Vice  President  and  Chief  Financial
          Officer


INTEGRATED  LIVING  COMMUNITIES
OF  MCKINNEY,  L.P.

By:     Integrated  Living  Communities  of     McKinney  Gen-Par,  L.L.C.
     General  Partner


     By:          /s/    Jon  A.  DeLuca
          Jon  A.  DeLuca
          Vice  President  and  Chief  Financial
          Officer


                       [signatures continue on next page]

------
BUYER:
-----

EMERITUS  CORPORATION


By:     /s/    Daniel  R.  Baty
     Daniel  R.  Baty
     Chairman  and  Chief  Executive  Officer


The undersigned is executing this First Amendment for the sole purpose of evidencing its agreement to the provisions hereof.


HORIZON  BAY  MANAGEMENT,  L.L.C.


By:     /s/    Jon  A.  DeLuca
     Jon  A.  DeLuca
     Vice  President  and  Chief  Financial  Officer